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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):  March 21, 2001



                              Owens-Illinois, Inc.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                   001-09576                 22-2781933
     --------------------   ------------------------   ----------------------
      (State or other      (Commission File Number)      (I.R.S. Employer
      jurisdiction of                                  Identification Number)
       Incorporation)



                        ONE SEAGATE , TOLEDO, OHIO 43666
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)

                                 (419) 247-5000
              ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                      N/A
              ---------------------------------------------------
         (former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS.

      On March 21, 2001, Owens-Illinois, Inc. issued a press release announcing that it had entered into a definitive agreement dated March 20, 2001 to sell the businesses of Harbor Capital Advisors, Inc., a wholly owned indirect subsidiary of Owens-Illinois, Inc. ("HCA"), HCA Securities, Inc., a wholly owned subsidiary of HCA, and Harbor Transfer, Inc., a wholly owned subsidiary of HCA. The press release is filed as Exhibit 99.1 attached hereto and is hereby incorporated by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibits

            99.1 Press Release dated March 21, 2001 of Owens-Illinois, Inc.


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  OWENS-ILLINOIS, INC.



Dated: March 21, 2001             By:     /S/ DAVID G. VAN HOOSER
                                          -----------------------
                                          Name:  David G. Van Hooser
                                          Title: Senior Vice President and
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NUMBER       DESCRIPTION OF THE EXHIBIT
--------------       --------------------------

99.1                 Press Release dated March 21, 2001 of Owens-Illinois, Inc.